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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 2054
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): APRIL 5, 2002


                               PLIANT CORPORATION
             (Exact name of registrant as specified in its charter)

         UTAH                     333-40067                  87-0496065
(State or other jurisdiction     (Commission                (IRS Employer
      of incorporation)          File Number)             Identification No.)


1515 WOODFIELD RD., STE. 600, SCHAUMBURG, IL                       60173
  (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (847) 969-3300




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                                                         4
ITEM 5.  OTHER EVENTS

         On April 2 and April 5, 2002, Pliant Corporation (the "Company") issued press releases announcing its sale of $100 million of 13% Senior Subordinated Notes due 2010, in a private offering to qualified institutional buyers. The Company's press releases are attached hereto as Exhibits 99.1 and 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.
                  --------

                  99.1     Press release dated April 2, 2002.

                  99.2     Press release dated April 5, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  April 8, 2002


                        PLIANT CORPORATION



                        By /s/ Brian E. Johnson
                         ------------------------------------------------------
                        Brian E. Johnson
                        Executive Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION

99.1              Press release dated April 2, 2002.

99.2              Press release dated April 5, 2002.